UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Utilities and High Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

August 31, 2017

Wells Fargo

Utilities and High Income Fund (ERH)

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/utilities-and-high-income-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of August 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Utilities and High Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Utilities and High Income Fund for the 12-month period that ended August 31, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 16.23% and 18.88%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.49%.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During September and the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range from 0.50% and 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) as well as the possibility of liquidity fees and redemption gates for institutional prime and municipal money market funds. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from money market funds subject to floating NAVs into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets gained during the first quarter of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% and 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Utilities and High Income Fund	3

Steady advancement in many markets marked the first eight months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% and 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning in September. Early in July and again in August, volatility expectations increased and then receded, as measured by the CBOE VIX,4 amid geopolitical tensions (particularly in Asia) and declining investor optimism about President Trump’s potential to move forward with his agenda for tax and regulatory reforms.

Economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

On November 23, 2016, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period beginning on December 17, 2016, and ending on December 31, 2017. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Please see footnotes on page 2.

4	Wells Fargo Utilities and High Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA®

Timothy P. O’Brien, CFA®

Phillip Susser

Average annual total return (%) as of August 31, 20171

	1 year	5 year	10 year
Based on market value	10.80	10.01	2.37
Based on net asset value (NAV) per share	13.63	10.59	3.78

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the year ended August 31, 2017, was 1.24% which includes 0.29% of interest expense.

Comparison of NAV vs. market value[2]

High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Derivatives involve additional risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities. Illiquid securities may be subject to wide fluctuations in market value and may be difficult to sell. This closed-end fund is no longer available as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Utilities and High Income Fund	5

MANAGERS’ DISCUSSION

Overview

The Fund’s return based on market value was 10.80% for the 12-month period that ended August 31, 2017. During the same period, the Fund’s return based on net asset value (NAV) was 13.63%. Based on its NAV return, the Fund performed in line with the ERH Blended Index3, which returned 13.63%.

During the 12-month period that ended August 31, 2017, the U.S. economy continued its slow but steady expansion while Europe appeared to finally have turned a corner into an economic recovery. Although central banks worldwide seemed determined to normalize interest rates, this proved to be a difficult challenge as of the end of August.

With the exception of three extremely mild monthly pullbacks, high-yield bonds rallied over the reporting period, driven primarily by spread compression, which offset higher Treasury yields. The rise in Treasury yields and the spread compression were most pronounced after the election of Donald Trump as U.S. president in November 2016. From a fundamental perspective, corporate leverage remained elevated; however, the cash-flow impact from the increased leverage was somewhat offset by bond issuers’ ability to pay low interest rates.

A number of the Fund’s positions in equities were adjusted during the reporting period. New positions were initiated, including FirstEnergy Corporation and Poste Italiane S.p.A.* The Fund’s positions were increased in American Electric Power Company, Incorporated; Exelon Corporation; and PNM Resources, Incorporated. The Fund’s holdings in Eversource Energy and Spark Energy, Incorporated, were reduced, and positions in American Water Works Company, Incorporated; CenturyLink, Incorporated; Spectra Energy Corp; and Duke Energy Corporation were eliminated.

Ten largest holdings (%) as of August 31, 2017[4]
FirstEnergy Corporation	7.84
American Electric Power Company Incorporated	7.09
PNM Resources Incorporated	5.95
NextEra Energy Incorporated	4.22
Georgia Power Company	4.09
Eversource Energy	4.04
Edison International	3.86
Red Electrica Corporacion SA	3.60
Exelon Corporation	3.52
Chunghwa Telecom Company Limited ADR	3.34

Credit quality as of August 31, 2017[5]

Country allocation as of August 31, 2017[6]

Contributors to performance

Within the Fund’s equities portfolio, a number of utilities contributed significantly to relative performance. These included PNM Resources, Enel SpA*, Enel Generacion Chile S.A.*, and Poste Italiane S.p.A. Also, telecom carrier Shenandoah Telecommunications Company delivered a substantial contribution.

While the performance of the Fund’s high-yield bond portfolio was hindered by its industry allocations overall, security selection within industries offset the negative impact of industry allocations. The portfolio benefited in particular from security selection in and exposure to the cable and satellite, transportation services, pipeline retail, and electric utility industries.

Detractors from performance

Within the Fund’s equities portfolio, Chunghwa Telecom Company, Limited; Verizon Communications Incorporated; and Red Eléctrica Corporación, S.A., detracted significantly from relative performance. Also, holdings of cash and preferred equities materially detracted from performance.

Within the Fund’s high-yield bond portfolio, performance was negatively affected by security selection in and exposure to companies engaged in energy exploration and production, metals and mining, and oil-field services. Holding cash in the strong market environment also detracted from performance.

Please see footnotes on page 6.

6	Wells Fargo Utilities and High Income Fund	Performance highlights (unaudited)

Outlook from the Fund’s equities manager: A mixed bag

We are now seeing what appears to be a more solid and accelerating economic recovery in the U.S. We believe interest rates may continue to rise on the short end of the yield curve. The outlook for 10-year interest rates, which are highly correlated with the dividend yields provided by utilities, is less clear; in 2017 through the end of the reporting period, the 10-year Treasury rate fell and the yield curve flattened. Stronger economic growth may be positive for utilities suffering from weak sales; however, higher interest rates could be a near-term headwind for utilities stocks. Over the longer term, we believe fundamentals for regulated network operators should remain robust; the outlook for utilities with significant exposure to commodity prices, however, remains challenging.

Outlook from the Fund’s high-yield manager: Cautiously optimistic over the near term

On the whole, we view the current environment as better than average for high yield. In the short term, we expect solid economic growth, due partly to continued consumer strength in the U.S. combined with improving conditions globally. Industrial production in Germany and France rose materially in recent months, and the euro-area economy grew more than 2% in the second quarter of 2017. Over the long term, however, a rising discount rate, the potential end or reversal of quantitative easing, and lower-than-average overall credit spreads may work against the high-yield market. We also believe geopolitical risks and other global macro imbalances are increasing and could surprise the markets by creating incremental uncertainty about future government policies.

We believe continued moderate growth with low unemployment is often an ideal environment for high-yield issuers as it typically has led to stable consumer demand while allowing the U.S. Federal Reserve to remain accommodative. While we continue to be cautiously optimistic that this environment will continue in the near term, we are aware that ideal environments never last forever and that the lower yields go, the less compensation investors receive for taking on the risk of a potential downturn.

[3]	Source: Wells Fargo Funds Management, LLC. The ERH Blended Index is weighted 70% S&P 500 Utilities Index and 30% BofA Merrill Lynch U.S. High Yield Index . The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. The BofA Merrill Lynch U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index.

[4]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

Summary portfolio of investments—August 31, 2017	Wells Fargo Utilities and High Income Fund	7

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Shares	Value	Percent of net assets

Common Stocks: 61.37%

Energy: 0.01%

Oil, Gas & Consumable Fuels: 0.01%
Other securities		$15,689	0.01%

Telecommunication Services: 7.53%

Diversified Telecommunication Services: 4.93%
Chunghwa Telecom Company Limited ADR	120,249	4,161,818	3.34
Verizon Communications Incorporated	41,291	1,980,729	1.59

		6,142,547	4.93

Wireless Telecommunication Services: 2.60%
Shenandoah Telecommunications Company	90,000	3,244,500	2.60

Utilities: 53.83%

Electric Utilities: 45.27%
Alliant Energy Corporation	8,000	341,920	0.28
American Electric Power Company Incorporated	120,000	8,835,600	7.09
Edison International	60,000	4,810,800	3.86
Eversource Energy	80,000	5,040,000	4.04
Exelon Corporation	116,001	4,392,958	3.52
FirstEnergy Corporation	300,000	9,773,968	7.84
Great Plains Energy Incorporated	100,000	3,069,000	2.46
IDACORP Incorporated	25,000	2,224,500	1.78
NextEra Energy Incorporated	35,000	5,267,850	4.23
PNM Resources Incorporated	175,000	7,420,000	5.95
Red Electrica Corporacion SA	200,000	4,491,570	3.60
Spark Energy Incorporated Class A	44,138	699,587	0.56
Other securities		79,170	0.06

		56,446,923	45.27

Gas Utilities: 0.05%
Other securities		55,647	0.05

Independent Power & Renewable Electricity Producers: 0.01%
Other securities		13,930	0.01

Multi-Utilities: 8.50%
CenterPoint Energy Incorporated	50,000	1,481,000	1.19
Hera SpA	900,000	2,879,938	2.31
Public Service Enterprise Group Incorporated	50,000	2,342,000	1.88
SCANA Corporation	25,000	1,514,750	1.21
Sempra Energy	19,900	2,346,807	1.88
Other securities		37,151	0.03

		10,601,646	8.50

Total Common Stocks (Cost $56,093,835)		76,520,882	61.37

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Utilities and High Income Fund	Summary portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Corporate Bonds and Notes: 27.96%

Consumer Discretionary: 5.66%

Auto Components: 0.52%
Allison Transmission Incorporated 144A	5.00%	10-1-2024	$350,000	$360,500	0.29%
Other securities				289,125	0.23

				649,625	0.52

Distributors: 0.10%
Other securities				128,125	0.10

Diversified Consumer Services: 0.47%
Service Corporation International	7.50	4-1-2027	400,000	476,000	0.39
Other securities				102,976	0.08

				578,976	0.47

Hotels, Restaurants & Leisure: 0.37%
Other securities				464,501	0.37

Leisure Products: 0.03%
Other securities				41,000	0.03

Media: 2.93%
CCO Holdings LLC 144A	5.38	5-1-2025	335,000	349,238	0.28
Other securities				3,308,266	2.65

				3,657,504	2.93

Specialty Retail: 1.17%
Other securities				1,460,353	1.17

Textiles, Apparel & Luxury Goods: 0.07%
Other securities				84,575	0.07

Consumer Staples: 0.55%

Beverages: 0.08%
Other securities				104,376	0.08

Food Products: 0.43%
Other securities				535,007	0.43

Household Products: 0.04%
Other securities				47,894	0.04

Energy: 6.90%

Energy Equipment & Services: 2.06%
NGPL PipeCo LLC 144A	7.77	12-15-2037	725,000	900,813	0.72
PHI Incorporated	5.25	3-15-2019	430,000	411,725	0.33
Other securities				1,258,582	1.01

				2,571,120	2.06

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2017	Wells Fargo Utilities and High Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Oil, Gas & Consumable Fuels: 4.84%
Rockies Express Pipeline LLC 144A	5.63%	4-15-2020	$325,000	$342,063	0.28%
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	575,000	575,000	0.46
Other securities				5,113,456	4.10

				6,030,519	4.84

Financials: 2.64%

Banks: 0.03%
Other securities				35,573	0.03

Consumer Finance: 1.25%
Other securities				1,556,236	1.25

Diversified Financial Services: 0.93%
LPL Holdings Incorporated 144A	5.75	9-15-2025	775,000	811,813	0.65
Other securities				353,188	0.28

				1,165,001	0.93

Insurance: 0.43%
Hub International Limited 144A	7.88	10-1-2021	325,000	337,903	0.27
Other securities				200,907	0.16

				538,810	0.43

Health Care: 2.66%

Health Care Equipment & Supplies: 0.61%
Other securities				757,159	0.61

Health Care Providers & Services: 1.78%
HCA Incorporated	6.50	2-15-2020	325,000	353,919	0.28
Vizient Incorporated 144A	10.38	3-1-2024	325,000	373,750	0.30
Other securities				1,497,562	1.20

				2,225,231	1.78

Health Care Technology: 0.19%
Other securities				231,469	0.19

Pharmaceuticals: 0.08%
Other securities				100,050	0.08

Industrials: 1.12%

Airlines: 0.09%
Other securities				113,537	0.09

Commercial Services & Supplies: 0.98%
Other securities				1,222,479	0.98

Professional Services: 0.02%
Other securities				19,500	0.02

Trading Companies & Distributors: 0.03%
Other securities				36,749	0.03

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Utilities and High Income Fund	Summary portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Information Technology: 2.86%

Communications Equipment: 0.11%
Other securities				$131,164	0.11%

Electronic Equipment, Instruments & Components: 0.55%
Jabil Circuit Incorporated	8.25%	3-15-2018	$620,000	639,375	0.51
Other securities				48,760	0.04

				688,135	0.55

Internet Software & Services: 0.32%
Other securities				394,490	0.32

IT Services: 0.62%
Other securities				776,820	0.62

Semiconductors & Semiconductor Equipment: 0.11%
Other securities				134,661	0.11

Software: 0.12%
Other securities				152,395	0.12

Technology Hardware, Storage & Peripherals: 1.03%
Diamond 1 Finance Corporation 144A	7.13	6-15-2024	425,000	470,801	0.38
NCR Corporation	6.38	12-15-2023	500,000	534,750	0.43
Other securities				277,694	0.22

				1,283,245	1.03

Materials: 0.85%

Chemicals: 0.04%
Other securities				48,910	0.04

Containers & Packaging: 0.81%
Other securities				1,009,900	0.81

Real Estate: 2.00%

Equity REITs: 2.00%
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	340,000	351,278	0.28
Other securities				2,141,488	1.72

				2,492,766	2.00

Telecommunication Services: 1.40%

Diversified Telecommunication Services: 0.58%
Other securities				722,527	0.58

Wireless Telecommunication Services: 0.82%
Sprint Capital Corporation	6.88	11-15-2028	425,000	467,500	0.38
Other securities				554,602	0.44

				1,022,102	0.82

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2017	Wells Fargo Utilities and High Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Utilities: 1.32%

Gas Utilities: 0.06%
Other securities				$75,750	0.06%

Independent Power & Renewable Electricity Producers: 1.26%
NSG Holdings LLC 144A	7.75%	12-15-2025	$379,650	409,073	0.33
Pattern Energy Group Incorporated 144A	5.88	2-1-2024	500,000	523,750	0.42
TerraForm Power Operating LLC 144A	6.38	2-1-2023	425,000	439,875	0.35
Other securities				200,250	0.16

				1,572,948	1.26

Total Corporate Bonds and Notes (Cost $33,509,577)				34,861,182	27.96

Loans: 1.36%

Consumer Discretionary: 0.49%

Auto Components: 0.13%
Other securities				157,524	0.13

Hotels, Restaurants & Leisure: 0.36%
Montreign Operating Company (1 Month LIBOR +8.25%) ±	9.49	12-7-2022	400,000	403,000	0.32
Other securities				53,560	0.04

				456,560	0.36

Energy: 0.14%

Energy Equipment & Services: 0.03%
Other securities				39,551	0.03

Oil, Gas & Consumable Fuels: 0.11%
Other securities				127,959	0.11

Financials: 0.04%

Diversified Financial Services: 0.04%
Other securities				50,000	0.04

Health Care: 0.02%

Health Care Providers & Services: 0.02%
Other securities				25,469	0.02

Industrials: 0.10%

Commercial Services & Supplies: 0.10%
Other securities				122,709	0.10

Information Technology: 0.31%

Internet Software & Services: 0.31%
Other securities				382,998	0.31

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Utilities and High Income Fund	Summary portfolio of investments—August 31, 2017

Security name				Value	Percent of net assets

Real Estate: 0.05%

Real Estate Management & Development: 0.05%
Other securities				$65,095	0.05%

Telecommunication Services: 0.17%

Diversified Telecommunication Services: 0.17%
Other securities				214,875	0.17

Utilities: 0.04%

Independent Power & Renewable Electricity Producers: 0.04%
Other securities				49,821	0.04

Total Loans (Cost $1,691,541)				1,692,561	1.36

	Dividend yield		Shares
Preferred Stocks: 8.96%

Utilities: 8.96%

Electric Utilities: 8.96%
Alabama Power Company	6.45%		45,588	1,196,685	0.96
Alabama Power Company	6.50		63,923	1,661,998	1.33
Georgia Power Company	6.50		50,168	5,103,029	4.09
NSTAR Electric Company	4.78		8,830	922,183	0.74
The Connecticut Light & Power Company	5.28		12,000	636,000	0.51
The Connecticut Light & Power Company	6.56		12,000	655,876	0.53
Union Electric Company	4.56		10,000	1,002,500	0.80

Total Preferred Stocks (Cost $11,178,931)				11,178,271	8.96

Rights: 0.02%

Utilities: 0.02%

Independent Power & Renewable Electricity Producers: 0.02%
Other securities				26,376	0.02

Total Rights (Cost $26,376)				26,376	0.02

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 2.80%

Energy: 0.78%

Energy Equipment & Services: 0.17%
Other securities				212,025	0.17

Oil, Gas & Consumable Fuels: 0.61%
Teekay Corporation	8.50	1-15-2020	$535,000	540,350	0.43
Other securities				220,998	0.18

				761,348	0.61

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2017	Wells Fargo Utilities and High Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Financials: 0.11%

Banks: 0.11%
Other securities				$134,075	0.11%

Health Care: 0.79%

Pharmaceuticals: 0.79%
Other securities				986,657	0.79

Industrials: 0.51%

Building Products: 0.01%
Other securities				16,088	0.01

Commercial Services & Supplies: 0.44%
Ritchie Brothers Auctioneers Incorporated 144A	5.38%	1-15-2025	$425,000	442,000	0.36
Other securities				105,500	0.08

				547,500	0.44

Machinery: 0.02%
Other securities				20,950	0.02

Professional Services: 0.04%
Other securities				53,250	0.04

Materials: 0.06%

Containers & Packaging: 0.04%
Other securities				55,155	0.04

Metals & Mining: 0.02%
Other securities				26,406	0.02

Telecommunication Services: 0.55%

Diversified Telecommunication Services: 0.55%
Intelsat Jackson Holdings SA	5.50	8-1-2023	545,000	455,075	0.37
Other securities				229,191	0.18

				684,266	0.55

Total Yankee Corporate Bonds and Notes (Cost $3,701,434)				3,497,720	2.80

	Yield		Shares
Short-Term Investments: 25.13%

Investment Companies: 25.13%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92		31,330,542	31,330,542	25.13

Total Short-Term Investments (Cost $31,330,542)				31,330,542	25.13

Total investments in securities (Cost $137,532,236)				159,107,534	127.60
Other assets and liabilities, net				(34,414,762)	(27.60)

Total net assets				$124,692,772	100.00%

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Utilities and High Income Fund	Summary portfolio of investments—August 31, 2017

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period
Investment companies - 25.13%
Wells Fargo Government Money Market Fund Select Class	11,972,808	107,717,610	88,359,876	31,330,542	$0	$0	$59,690	$31,330,542

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2017	Wells Fargo Utilities and High Income Fund	15

Assets
Investments in unaffiliated securities, at value (cost $106,201,694)	$127,776,992
Investments in affiliated securities, at value (cost $31,330,542)	31,330,542
Receivable for investments sold	17,434,220
Receivable for dividends and interest	1,175,946
Prepaid expenses and other assets	72,985

Total assets	177,790,685

Liabilities
Secured borrowing payable	22,000,000
Payable for investments purchased	16,044,717
Due to custodian bank, foreign currency, at value (cost $14,241,974)	14,245,326
Dividends payable	693,783
Advisory fee payable	74,436
Administration fee payable	6,203
Accrued expenses and other liabilities	33,448

Total liabilities	53,097,913

Total net assets	$124,692,772

NET ASSETS CONSIST OF
Paid-in capital	$134,097,088
Undistributed net investment income	69,019
Accumulated net realized losses on investments	(30,945,291)
Net unrealized gains on investments	21,471,956

Total net assets	$124,692,772

NET ASSET VALUE PER SHARE
Based on $124,692,772 divided by 9,250,433 shares issued and outstanding (unlimited number of shares authorized)	$13.48

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Utilities and High Income Fund	Statement of operations—year ended August 31, 2017

Investment income
Dividends (net of foreign withholding taxes of $324,093)	$6,850,287
Interest	2,668,892
Income from affiliated securities	59,690

Total investment income	9,578,869

Expenses
Advisory fee	837,150
Administration fee	69,763
Custody and accounting fees	25,688
Professional fees	114,020
Shareholder report expenses	10,442
Trustees’ fees and expenses	21,300
Transfer agent fees	32,442
Interest expense	342,098
Other fees and expenses	4,424

Total expenses	1,457,327

Net investment income	8,121,542

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	3,860,048
Written options	50,778

Net realized gains on investments	3,910,826

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,109,473
Written options	(44,822)

Net change in unrealized gains (losses) on investments	3,064,651

Net realized and unrealized gains (losses) on investments	6,975,477

Net increase in net assets resulting from operations	$15,097,019

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Utilities and High Income Fund	17

	Year ended August 31, 2017	Year ended August 31, 2016

Operations
Net investment income	$8,121,542	$7,903,851
Net realized gains (losses) on investments	3,910,826	(588,730)
Net change in unrealized gains (losses) on investments	3,064,651	3,838,787

Net increase in net assets resulting from operations	15,097,019	11,153,908

Distributions to shareholders from
Net investment income	(8,320,654)	(8,311,826)

Capital share transactions
Net asset value of shares issued under the Automatic Dividend Reinvestment Plan	116,165	109,977

Total increase in net assets	6,892,530	2,952,059

Net assets
Beginning of period	117,800,242	114,848,183

End of period	$124,692,772	$117,800,242

Undistributed (overdistributed) net investment income	$69,019	$(190,837)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Utilities and High Income Fund	Statement of cash flows—year ended August 31, 2017

Cash flows from operating activities:
Net increase in net assets resulting from operations	$15,097,019

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of securities	(112,782,381)
Proceeds from sale of securities	119,631,084
Amortization	(162,245)
Purchase of short-term securities, net	(19,357,734)
Increase in receivable for investments sold	(17,213,968)
Decrease in dividends and interest receivable	80,190
Increase in prepaid expenses and other assets	(66,205)
Increase in payable for investments purchased	15,818,311
Increase in amount due to custodian bank	14,212,026
Decrease in premiums received on written options	(52,977)
Increase in advisory fee payable	2,162
Increase in administration fee payable	180
Decrease in accrued expenses and other liabilities	(73,049)
Litigation payments received	18,005
Net realized gains on investments	(3,910,826)
Net change in unrealized gains (losses) on investments	(3,064,651)

Net cash provided by operating activities	8,174,941

Cash flows from financing activities:
Cash distributions paid	(8,203,536)

Net cash used in financing activities	(8,203,536)

Net decrease in cash	(28,595)

Cash (including foreign currency):
Beginning of period	$28,595

End of period	$0

Supplemental cash disclosure
Cash paid for interest	$326,640

Supplemental non-cash financing disclosure
Reinvestment of dividends	$116,165

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Utilities and High Income Fund	19

(For a share outstanding throughout each period)

	Year ended August 31
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.75	$12.44	$13.83	$12.24	$11.74
Net investment income	0.88	0.86	0.91	0.97 [1]	0.87 [1]
Net realized and unrealized gains (losses) on investments	0.75	0.35	(1.40)	1.52	0.53

Total from investment operations	1.63	1.21	(0.49)	2.49	1.40
Distributions to shareholders from
Net investment income	(0.90)	(0.90)	(0.90)	(0.90)	(0.90)
Net asset value, end of period	$13.48	$12.75	$12.44	$13.83	$12.24
Market value, end of period	$13.34	$12.93	$10.89	$12.87	$12.04
Total return based on market value[2]	10.80%	27.83%	(9.11)%	14.89%	8.93%
Ratios to average net assets (annualized)
Net expenses[3]	1.24%	1.19%	1.19%	1.11%	1.25%
Net investment income	6.91%	6.83%	6.88%	7.38%	7.11%
Supplemental data
Portfolio turnover rate	73%	85%	61%	29%	65%
Net assets, end of period (000s omitted)	$124,693	$117,800	$114,848	$127,678	$113,001

Borrowings outstanding, end of period (000s omitted)	$22,000	$22,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$6,668	$6,355	$6,220	$6,804	$6,136

[1]	Calculated based upon average shares outstanding
[2]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[3]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended August 31, 2017	0.29%
Year ended August 31, 2016	0.21%
Year ended August 31, 2015	0.16%
Year ended August 31, 2014	0.19%
Year ended August 31, 2013	0.21%

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Utilities and High Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund now is classified as a diversified closed-end management investment company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On August 31, 2017, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes

Notes to financial statements	Wells Fargo Utilities and High Income Fund	21

are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

22	Wells Fargo Utilities and High Income Fund	Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2017, the aggregate cost of all investments for federal income tax purposes was $137,862,800 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$22,935,178
Gross unrealized losses	(1,690,444)
Net unrealized gains	$21,244,734

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to bond premiums, expiration of capital loss carryforwards, and foreign currency transactions. At August 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(17,589,441)	$458,968	$17,130,473

As of August 31, 2017, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $27,435,579 expiring in 2018.

As of August 31, 2017, the Fund had current year net deferred post-October capital losses consisting of $3,186,390 in short-term losses which will be recognized on the first day of the following fiscal year.

Notes to financial statements	Wells Fargo Utilities and High Income Fund	23

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Energy	$0	$15,689	$0	$15,689
Telecommunication services	9,387,047	0	0	9,387,047
Utilities	67,118,146	0	0	67,118,146

Corporate bonds and notes	0	34,861,182	0	34,861,182

Loans	0	1,538,333	154,228	1,692,561

Preferred stocks
Utilities	0	11,178,271	0	11,178,271

Rights
Utilities	0	26,376	0	26,376

Yankee corporate bonds and notes	0	3,497,348	372	3,497,720

Short-term investments
Investment companies	31,330,542	0	0	31,330,542
Total assets	$107,835,735	$51,117,199	$154,600	$159,107,534

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain investment subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo) and Crow Point Partners, LLC (which is not an affiliate of Funds Management) are each investment subadvisers to the Fund and are each entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

24	Wells Fargo Utilities and High Income Fund	Notes to financial statements

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

During the year ended August 31, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $9,391 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $4,015 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $16,509,854 and $17,906,779 in interfund purchases and sales, respectively, during the year ended August 31, 2017.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the years ended August 31, 2017 and August 31, 2016, the Fund issued 9,051 and 8,550 shares, respectively. During the year ended August 31, 2017, the Fund did not repurchase any of its shares under the open-market share repurchase program.

6. BORROWINGS

The Fund has borrowed $22 million through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $25 million with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing.

At August 31, 2017, the Fund had borrowings outstanding in the amount of $22,033,448 (including accrued interest payable). During the year ended August 31, 2017, an effective interest rate of 1.55% was incurred on the borrowings and the Fund incurred interest expense in the amount of $342,098, representing 0.29% of the Fund’s average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2017 were $94,112,869 and $96,429,276, respectively.

8. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2017, the Fund entered into written options for economic hedging purposes. The Fund had an average of 58 written option contracts during the year ended August 31, 2017.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $8,320,654 and $8,311,826 of ordinary income for the years ended August 31, 2017 and August 31, 2016, respectively.

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$810,920	$21,141,392	$(3,186,390)	$(27,435,579)

10. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in utilities companies and, therefore, would be more affected by changes in that industry than would be a fund whose investments are not heavily weighted in the industry.

Notes to financial statements	Wells Fargo Utilities and High Income Fund	25

11. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

12. NEW ACCOUNTING PRONOUNCEMENTS

In August 2016, FASB issued Accounting Standard Update (“ASU”) No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Management is currently assessing the potential impact on the financial statements that may result from adopting this ASU. This ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those financial years, with early adoption permitted.

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230), Restricted Cash (a Consensus of the Emerging Issues Task Force), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Amounts described as restricted cash and restricted cash equivalents should be included with the cash and cash equivalents in reconciling the beginning and end of period total amounts shown on the statement of cash flows. Management is currently assessing the potential impact on the financial statements that may result from adopting this ASU. This ASU is effective for interim and annual reporting periods beginning after December 15, 2017.

13. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to shareholders:

Declaration date	Record date	Payable date	Per share amount
August 16, 2017	September 13, 2017	October 2, 2017	$0.075
September 29, 2017	October 16, 2017	November 1, 2017	0.075
October 27, 2017	November 15, 2017	December 1, 2017	0.075

These distributions are not reflected in the accompanying financial statements.

26	Wells Fargo Utilities and High Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO UTILITIES AND HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Utilities and High Income Fund (the “Fund”), as of August 31, 2017, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with custodians and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Utilities and High Income Fund as of August 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2017

Other information (unaudited)	Wells Fargo Utilities and High Income Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 26.10% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $3,700,368 of income dividends paid during the fiscal year ended August 31, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended August 31, 2017, $2,055,700 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Utilities and High Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Class II - Non-Interested Trustees to serve until 2018 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Utilities and High Income Fund	29

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders
Peter G. Gordon* (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2004	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

30	Wells Fargo Utilities and High Income Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

Other information (unaudited)	Wells Fargo Utilities and High Income Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Utilities and High Income Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”). The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and Crow Point (each, a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and WellsCap, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board

32	Wells Fargo Utilities and High Income Fund	Other information (unaudited)

received a description of the methodology used by Broadridge and Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the performance of the Fund was lower than the average performance of the Custom Peer Group for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the ERH Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratios of the Expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for both Expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and WellsCap, the Board ascribed limited relevance to the allocation of the advisory fee between them. The Board also considered that the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of WellsCap from providing services to the fund family as a whole, noting that WellsCap’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis. The Board did not consider profitability with respect to Crow Point, as the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is typical of closed-end funds, there are no breakpoints in

Other information (unaudited)	Wells Fargo Utilities and High Income Fund	33

the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, and Crow Point as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or Crow Point were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

34	Wells Fargo Utilities and High Income Fund	Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

List of abbreviations	Wells Fargo Utilities and High Income Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305823 10-17 AUHIF/AR134 08-17

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Utilities and High Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Utilities and High Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended August 31, 2017	Fiscal year ended August 31, 2016
Audit fees	$51,484	$51,154
Audit-related fees	—	—
Tax fees (1)	4,080	3,945
All other fees	—	—

	$55,564	$55,099

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Utilities and High Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Utilities and High Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Utilities and High Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Utilities and High Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

Wells Fargo Utilities and High Income Fund included a Summary Portfolio of Investments under Item 1. A Portfolio of Investments for Wells Fargo Utilities and High Income Fund is filed under this Item.

A Portfolio of Investments for Wells Fargo Utilities and High Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

Portfolio of investments—August 31, 2017	Wells Fargo Utilities and High Income Fund	1

Security name	Shares	Value

Common Stocks: 61.37%

Energy: 0.01%

Oil, Gas & Consumable Fuels: 0.01%
SilverBow Resources Incorporated †	725	$15,689

Telecommunication Services: 7.53%

Diversified Telecommunication Services: 4.93%
Chunghwa Telecom Company Limited ADR	120,249	4,161,818
Verizon Communications Incorporated	41,291	1,980,729

		6,142,547

Wireless Telecommunication Services: 2.60%
Shenandoah Telecommunications Company	90,000	3,244,500

Utilities: 53.83%

Electric Utilities: 45.27%
Alliant Energy Corporation	8,000	341,920
American Electric Power Company Incorporated	120,000	8,835,600
Edison International	60,000	4,810,800
Entergy Corporation	1,000	79,170
Eversource Energy	80,000	5,040,000
Exelon Corporation	116,001	4,392,958
FirstEnergy Corporation	300,000	9,773,968
Great Plains Energy Incorporated	100,000	3,069,000
IDACORP Incorporated	25,000	2,224,500
NextEra Energy Incorporated	35,000	5,267,850
PNM Resources Incorporated	175,000	7,420,000
Red Electrica Corporacion SA	200,000	4,491,570
Spark Energy Incorporated Class A	44,138	699,587

		56,446,923

Gas Utilities: 0.05%
Chesapeake Utilities Corporation	300	23,835
New Jersey Resources Corporation	400	17,460
South Jersey Industries Incorporated	400	14,352

		55,647

Independent Power & Renewable Electricity Producers: 0.01%
Vistra Energy Corporation	787	13,930

Multi-Utilities: 8.50%
CenterPoint Energy Incorporated	50,000	1,481,000
Dominion Resources Incorporated	300	23,631
Hera SpA	900,000	2,879,938
MDU Resources Group Incorporated	500	13,520
Public Service Enterprise Group Incorporated	50,000	2,342,000
SCANA Corporation	25,000	1,514,750
Sempra Energy	19,900	2,346,807

		10,601,646

Total Common Stocks (Cost $56,093,835)		76,520,882

2	Wells Fargo Utilities and High Income Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 27.96%

Consumer Discretionary: 5.66%

Auto Components: 0.52%
Allison Transmission Incorporated 144A	5.00%	10-1-2024	$350,000	$360,500
Cooper Tire & Rubber Company	7.63	3-15-2027	257,000	289,125

				649,625

Distributors: 0.10%
LKQ Corporation	4.75	5-15-2023	125,000	128,125

Diversified Consumer Services: 0.47%
Service Corporation International	7.50	4-1-2027	400,000	476,000
Service Corporation International	7.63	10-1-2018	25,000	26,438
Service Corporation International	8.00	11-15-2021	65,000	76,538

				578,976

Hotels, Restaurants & Leisure: 0.37%
Brinker International Incorporated 144A	5.00	10-1-2024	50,000	49,813
CCM Merger Incorporated 144A	6.00	3-15-2022	275,000	286,000
Pinnacle Entertainment	5.63	5-1-2024	25,000	25,688
Speedway Motorsports Incorporated	5.13	2-1-2023	100,000	103,000

				464,501

Leisure Products: 0.03%
Vista Outdoor Incorporated	5.88	10-1-2023	40,000	41,000

Media: 2.93%
Altice US Finance I Corporation 144A	5.38	7-15-2023	200,000	209,500
Altice US Finance I Corporation 144A	5.50	5-15-2026	100,000	105,813
Cablevision Systems Corporation	8.63	9-15-2017	64,000	64,096
CBS Radio Incorporated 144A	7.25	11-1-2024	5,000	5,263
CCO Holdings LLC	5.13	2-15-2023	100,000	103,375
CCO Holdings LLC 144A	5.13	5-1-2023	135,000	141,228
CCO Holdings LLC 144A	5.13	5-1-2027	50,000	51,500
CCO Holdings LLC	5.25	9-30-2022	90,000	92,700
CCO Holdings LLC 144A	5.38	5-1-2025	335,000	349,238
CCO Holdings LLC 144A	5.50	5-1-2026	5,000	5,213
CCO Holdings LLC 144A	5.75	2-15-2026	275,000	290,727
CCO Holdings LLC 144A	5.88	4-1-2024	125,000	132,813
Cequel Communications Holdings I LLC 144A	7.75	7-15-2025	100,000	110,375
CSC Holdings LLC	7.88	2-15-2018	75,000	76,781
CSC Holdings LLC	8.63	2-15-2019	125,000	136,563
EMI Music Publishing 144A	7.63	6-15-2024	50,000	55,125
Gray Television Incorporated 144A	5.13	10-15-2024	100,000	101,375
Gray Television Incorporated 144A	5.88	7-15-2026	325,000	334,750
Lamar Media Corporation	5.88	2-1-2022	75,000	77,063
Lin Television Corporation	5.88	11-15-2022	25,000	26,000
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	100,000	102,000
Live Nation Entertainment Incorporated 144A	5.38	6-15-2022	25,000	26,063
National CineMedia LLC	6.00	4-15-2022	300,000	300,750

Portfolio of investments—August 31, 2017	Wells Fargo Utilities and High Income Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
Nexstar Broadcasting Group Incorporated 144A	5.63%	8-1-2024	$75,000	$77,625
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	150,000	156,375
Nielsen Finance LLC 144A	5.00	4-15-2022	75,000	77,625
Outfront Media Capital Corporation	5.25	2-15-2022	15,000	15,488
Outfront Media Capital Corporation	5.63	2-15-2024	29,000	30,160
Outfront Media Capital Corporation	5.88	3-15-2025	65,000	67,795
Salem Media Group Incorporated 144A	6.75	6-1-2024	225,000	232,875
The E.W. Scripps Company 144A	5.13	5-15-2025	100,000	101,250

				3,657,504

Specialty Retail: 1.17%
Asbury Automotive Group Incorporated	6.00	12-15-2024	300,000	309,000
Group 1 Automotive Incorporated	5.00	6-1-2022	100,000	102,250
Group 1 Automotive Incorporated 144A	5.25	12-15-2023	95,000	95,000
Lithia Motors Incorporated 144A	5.25	8-1-2025	250,000	255,625
Penske Auto Group Incorporated	3.75	8-15-2020	50,000	50,995
Penske Auto Group Incorporated	5.38	12-1-2024	300,000	303,750
Penske Auto Group Incorporated	5.75	10-1-2022	99,000	101,970
Sonic Automotive Incorporated	5.00	5-15-2023	145,000	141,013
Sonic Automotive Incorporated	6.13	3-15-2027	100,000	100,750

				1,460,353

Textiles, Apparel & Luxury Goods: 0.07%
Wolverine World Wide Company 144A	5.00	9-1-2026	85,000	84,575

Consumer Staples: 0.55%

Beverages: 0.08%
Cott Beverages Incorporated	5.38	7-1-2022	50,000	51,938
Cott Beverages Incorporated 144A	5.50	4-1-2025	50,000	52,438

				104,376

Food Products: 0.43%
B&G Foods Incorporated	4.63	6-1-2021	30,000	30,600
B&G Foods Incorporated	5.25	4-1-2025	75,000	77,063
Darling Ingredients Incorporated	5.38	1-15-2022	15,000	15,525
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	85,000	87,656
Post Holdings Incorporated 144A	5.00	8-15-2026	75,000	75,000
Post Holdings Incorporated 144A	5.50	3-1-2025	50,000	52,000
Post Holdings Incorporated 144A	5.75	3-1-2027	150,000	155,250
Prestige Brands Incorporated 144A	6.38	3-1-2024	10,000	10,675
US Foods Incorporated 144A	5.88	6-15-2024	30,000	31,238

				535,007

Household Products: 0.04%
Central Garden & Pet Company	6.13	11-15-2023	20,000	21,300
Spectrum Brands Incorporated	5.75	7-15-2025	25,000	26,594

				47,894

4	Wells Fargo Utilities and High Income Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Energy: 6.90%

Energy Equipment & Services: 2.06%
Bristow Group Incorporated	6.25%	10-15-2022	$325,000	$205,156
Era Group Incorporated	7.75	12-15-2022	215,000	194,038
Hilcorp Energy Company 144A	5.00	12-1-2024	150,000	141,750
Hilcorp Energy Company 144A	5.75	10-1-2025	175,000	168,875
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	350,000	268,625
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	150,000	69,000
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	235,000	133,950
NGPL PipeCo LLC 144A	4.38	8-15-2022	25,000	25,688
NGPL PipeCo LLC 144A	4.88	8-15-2027	50,000	51,500
NGPL PipeCo LLC 144A	7.77	12-15-2037	725,000	900,813
PHI Incorporated	5.25	3-15-2019	430,000	411,725

				2,571,120

Oil, Gas & Consumable Fuels: 4.84%
Andeavor Logistics LP	5.25	1-15-2025	50,000	53,000
Andeavor Logistics LP	6.13	10-15-2021	25,000	25,844
Andeavor Logistics LP	6.38	5-1-2024	25,000	27,188
Archrock Partners LP	6.00	10-1-2022	50,000	48,375
Carrizo Oil & Gas Incorporated	8.25	7-15-2025	75,000	77,625
Continental Resources Incorporated	3.80	6-1-2024	100,000	93,000
Continental Resources Incorporated	5.00	9-15-2022	25,000	25,125
DCP Midstream Operating Company	2.70	4-1-2019	75,000	74,531
Denbury Resources Incorporated	4.63	7-15-2023	150,000	66,000
Denbury Resources Incorporated	6.38	8-15-2021	285,000	152,475
Enable Midstream Partner LP	2.40	5-15-2019	275,000	273,782
Enable Midstream Partner LP	3.90	5-15-2024	150,000	150,250
Enable Midstream Partner LP	4.40	3-15-2027	50,000	50,915
Enable Oklahoma Intrastate Transmission LLC 144A	6.25	3-15-2020	50,000	53,612
EnLink Midstream LLC	4.15	6-1-2025	225,000	226,110
EnLink Midstream LLC	4.40	4-1-2024	300,000	308,798
Exterran Partners LP	6.00	4-1-2021	300,000	293,250
Gulfport Energy Corporation 144A	6.00	10-15-2024	75,000	73,500
Gulfport Energy Corporation 144A	6.38	5-15-2025	75,000	73,781
Gulfport Energy Corporation	6.63	5-1-2023	150,000	149,250
Kinder Morgan Incorporated	6.50	9-15-2020	45,000	50,166
Kinder Morgan Incorporated	7.42	2-15-2037	90,000	100,559
Matador Resources Company	6.88	4-15-2023	25,000	26,000
Murphy Oil Corporation	4.70	12-1-2022	175,000	172,148
Murphy Oil Corporation	5.75	8-15-2025	15,000	15,195
Murphy Oil Corporation	6.88	8-15-2024	50,000	52,813
Nabors Industries Limited	0.75	1-15-2024	125,000	90,625
Overseas Shipholding Group Incorporated	8.13	3-30-2018	175,000	179,813
PDC Energy Incorporated 144A	6.13	9-15-2024	50,000	51,250
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	325,000	342,063
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	300,000	327,750
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	130,000	146,088
Rose Rock Midstream LP	5.63	7-15-2022	100,000	98,250
Rose Rock Midstream LP	5.63	11-15-2023	75,000	72,375

Portfolio of investments—August 31, 2017	Wells Fargo Utilities and High Income Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Sabine Oil & Gas Corporation (a)†	7.25%	6-15-2019	$50,000	$0
Sabine Oil & Gas Corporation (a)†	7.50	9-15-2020	260,000	0
Sabine Pass Liquefaction LLC	5.63	2-1-2021	125,000	135,328
Sabine Pass Liquefaction LLC	5.63	4-15-2023	165,000	182,712
Sabine Pass Liquefaction LLC	5.63	3-1-2025	50,000	55,205
Sabine Pass Liquefaction LLC	5.75	5-15-2024	75,000	83,410
Sabine Pass Liquefaction LLC	5.88	6-30-2026	100,000	111,706
Sabine Pass Liquefaction LLC	6.25	3-15-2022	200,000	225,585
SemGroup Corporation 144A	6.38	3-15-2025	275,000	270,875
Southern Star Central Corporation 144A	5.13	7-15-2022	75,000	76,875
Southwestern Energy Company	4.10	3-15-2022	75,000	69,188
Southwestern Energy Company	6.70	1-23-2025	50,000	48,750
Summit Midstream Holdings LLC	5.75	4-15-2025	25,000	25,063
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	575,000	575,000
Ultra Resources Incorporated 144A	6.88	4-15-2022	50,000	49,188
Ultra Resources Incorporated 144A	7.13	4-15-2025	75,000	73,125
Western Gas Partners LP	5.38	6-1-2021	25,000	27,003

				6,030,519

Financials: 2.64%

Banks: 0.03%
CIT Group Incorporated 144A	5.50	2-15-2019	34,000	35,573

Consumer Finance: 1.25%
Ally Financial Incorporated	8.00	12-31-2018	75,000	80,250
Ally Financial Incorporated	8.00	3-15-2020	203,000	228,883
FirstCash Incorporated 144A	5.38	6-1-2024	100,000	105,375
Navient Corporation	8.00	3-25-2020	175,000	193,156
Navient Corporation	8.45	6-15-2018	125,000	131,094
OneMain Financial Group LLC 144A	7.25	12-15-2021	300,000	314,625
Springleaf Finance Corporation	6.00	6-1-2020	100,000	105,500
Springleaf Finance Corporation	6.50	9-15-2017	50,000	50,063
Springleaf Finance Corporation	6.90	12-15-2017	243,000	245,552
Springleaf Finance Corporation	7.75	10-1-2021	25,000	28,125
Springleaf Finance Corporation	8.25	10-1-2023	65,000	73,613

				1,556,236

Diversified Financial Services: 0.93%
Infinity Acquisition LLC 144A	7.25	8-1-2022	75,000	71,250
LPL Holdings Incorporated 144A	5.75	9-15-2025	775,000	811,813
NewStar Financial Incorporated	7.25	5-1-2020	200,000	205,250
Tempo Acquisition LLC 144A	6.75	6-1-2025	75,000	76,688

				1,165,001

Insurance: 0.43%
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	175,000	175,438
Hub International Limited 144A	7.88	10-1-2021	325,000	337,903
USIS Merger Sub Incorporated 144A	6.88	5-1-2025	25,000	25,469

				538,810

6	Wells Fargo Utilities and High Income Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 2.66%

Health Care Equipment & Supplies: 0.61%
Hill-Rom Holdings Incorporated 144A	5.00%	2-15-2025	$50,000	$51,250
Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	25,000	26,313
Hologic Incorporated 144A	5.25	7-15-2022	90,000	94,752
Kinetics Concepts Incorporated 144A	7.88	2-15-2021	200,000	210,000
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	125,000	117,969
Surgery Center Holdings Incorporated 144A	8.88	4-15-2021	250,000	256,875

				757,159

Health Care Providers & Services: 1.78%
Acadia Healthcare Company Incorporated	6.50	3-1-2024	20,000	21,500
Community Health Systems Incorporated	6.25	3-31-2023	75,000	75,563
DaVita HealthCare Partners Incorporated	5.00	5-1-2025	35,000	35,483
DaVita HealthCare Partners Incorporated	5.13	7-15-2024	50,000	51,031
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	170,000	175,313
HCA Incorporated	5.88	3-15-2022	25,000	27,698
HCA Incorporated	6.50	2-15-2020	325,000	353,919
HealthSouth Corporation	5.75	9-15-2025	75,000	78,000
Mednax Incorporated 144A	5.25	12-1-2023	50,000	51,750
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	200,000	214,500
MPT Operating Partnership LP	5.25	8-1-2026	100,000	103,750
MPT Operating Partnership LP	6.38	2-15-2022	125,000	129,531
MPT Operating Partnership LP	6.38	3-1-2024	10,000	10,863
Select Medical Corporation	6.38	6-1-2021	315,000	324,752
Tenet Healthcare Corporation 144A	4.63	7-15-2024	118,000	117,976
Tenet Healthcare Corporation	6.00	10-1-2020	75,000	79,852
Vizient Incorporated 144A	10.38	3-1-2024	325,000	373,750

				2,225,231

Health Care Technology: 0.19%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	225,000	231,469

Pharmaceuticals: 0.08%
Endo Finance LLC 144A	5.38	1-15-2023	50,000	41,875
Endo Finance LLC 144A	5.75	1-15-2022	65,000	58,175

				100,050

Industrials: 1.12%

Airlines: 0.09%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	100,000	113,537

Commercial Services & Supplies: 0.98%
Acco Brands Corporation 144A	5.25	12-15-2024	25,000	25,750
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	250,000	260,000
Aramark Services Incorporated	5.13	1-15-2024	60,000	63,750
Covanta Holding Corporation	5.88	3-1-2024	185,000	185,000
Covanta Holding Corporation	5.88	7-1-2025	75,000	74,438
Covanta Holding Corporation	6.38	10-1-2022	195,000	200,363

Portfolio of investments—August 31, 2017	Wells Fargo Utilities and High Income Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies (continued)
KAR Auction Services Incorporated 144A	5.13%	6-1-2025	$325,000	$336,115
The ServiceMaster Company LLC 144A	5.13	11-15-2024	75,000	77,063

				1,222,479

Professional Services: 0.02%
Ascent Capital Group Incorporated	4.00	7-15-2020	25,000	19,500

Trading Companies & Distributors: 0.03%
International Lease Finance Corporation 144A	7.13	9-1-2018	35,000	36,749

Information Technology: 2.86%

Communications Equipment: 0.11%
CommScope Technologies Finance LLC 144A	5.00	3-15-2027	25,000	24,914
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	100,000	106,250

				131,164

Electronic Equipment, Instruments & Components: 0.55%
Jabil Circuit Incorporated	8.25	3-15-2018	620,000	639,375
Zebra Technologies Corporation	7.25	10-15-2022	46,000	48,760

				688,135

Internet Software & Services: 0.32%
Infor Software Parent LLC	6.50	5-15-2022	50,000	51,000
Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	75,000	76,500
Zayo Group LLC 144A	5.75	1-15-2027	125,000	132,654
Zayo Group LLC	6.38	5-15-2025	125,000	134,336

				394,490

IT Services: 0.62%
Cardtronics Incorporated	5.13	8-1-2022	125,000	127,500
Cardtronics Incorporated 144A	5.50	5-1-2025	125,000	127,891
First Data Corporation 144A	5.00	1-15-2024	125,000	130,000
First Data Corporation 144A	5.38	8-15-2023	25,000	26,313
First Data Corporation 144A	5.75	1-15-2024	95,000	99,897
First Data Corporation 144A	7.00	12-1-2023	75,000	80,813
Gartner Incorporated 144A	5.13	4-1-2025	175,000	184,406

				776,820

Semiconductors & Semiconductor Equipment: 0.11%
Micron Technology Incorporated 144A	5.25	8-1-2023	25,000	26,031
Micron Technology Incorporated 144A	5.25	1-15-2024	75,000	78,000
Micron Technology Incorporated	5.50	2-1-2025	29,000	30,630

				134,661

Software: 0.12%
CDK Global Incorporated 144A	4.88	6-1-2027	20,000	20,300
CDK Global Incorporated	5.00	10-15-2024	50,000	53,415
SS&C Technologies Incorporated	5.88	7-15-2023	50,000	52,500
Symantec Corporation 144A	5.00	4-15-2025	25,000	26,180

				152,395

8	Wells Fargo Utilities and High Income Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Technology Hardware, Storage & Peripherals: 1.03%
Diamond 1 Finance Corporation 144A	5.88%	6-15-2021	$250,000	$262,113
Diamond 1 Finance Corporation 144A	7.13	6-15-2024	425,000	470,801
NCR Corporation	5.88	12-15-2021	15,000	15,581
NCR Corporation	6.38	12-15-2023	500,000	534,750

				1,283,245

Materials: 0.85%

Chemicals: 0.04%
Celanese U.S. Holdings LLC	5.88	6-15-2021	20,000	22,379
Valvoline Incorporated 144A	5.50	7-15-2024	25,000	26,531

				48,910

Containers & Packaging: 0.81%
Ball Corporation	5.25	7-1-2025	15,000	16,350
Berry Plastics Corporation	5.13	7-15-2023	50,000	52,250
Berry Plastics Corporation	6.00	10-15-2022	65,000	68,819
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	155,000	181,350
Crown Cork & Seal Company Incorporated	7.50	12-15-2096	50,000	50,188
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	50,000	54,875
Owens-Illinois Incorporated 144A	5.38	1-15-2025	50,000	53,500
Owens-Illinois Incorporated 144A	6.38	8-15-2025	275,000	309,375
Sealed Air Corporation 144A	5.13	12-1-2024	100,000	106,250
Silgan Holdings Incorporated	5.00	4-1-2020	14,000	14,193
Silgan Holdings Incorporated	5.50	2-1-2022	100,000	102,750

				1,009,900

Real Estate: 2.00%

Equity REITs: 2.00%
CoreCivic Incorporated	5.00	10-15-2022	100,000	103,500
DuPont Fabros Technology Incorporated LP	5.63	6-15-2023	225,000	239,625
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	340,000	351,278
Equinix Incorporated	5.38	5-15-2027	25,000	26,906
Equinix Incorporated	5.75	1-1-2025	50,000	53,750
Equinix Incorporated	5.88	1-15-2026	100,000	109,750
ESH Hospitality Incorporated 144A	5.25	5-1-2025	325,000	334,750
Iron Mountain Incorporated 144A	4.38	6-1-2021	125,000	129,575
Iron Mountain Incorporated 144A	5.38	6-1-2026	100,000	105,500
Iron Mountain Incorporated 144A	6.00	10-1-2020	20,000	20,700
Iron Mountain Incorporated	6.00	8-15-2023	267,000	283,354
Sabra Health Care REIT Incorporated	5.38	6-1-2023	75,000	77,603
Sabra Health Care REIT Incorporated	5.50	2-1-2021	130,000	135,200
SBA Communications Corporation	4.88	7-15-2022	100,000	103,500
SBA Communications Corporation	4.88	9-1-2024	50,000	51,625
The Geo Group Incorporated	5.13	4-1-2023	45,000	45,169
The Geo Group Incorporated	5.88	1-15-2022	135,000	140,231
The Geo Group Incorporated	5.88	10-15-2024	100,000	103,500
The Geo Group Incorporated	6.00	4-15-2026	75,000	77,250

				2,492,766

Portfolio of investments—August 31, 2017	Wells Fargo Utilities and High Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 1.40%

Diversified Telecommunication Services: 0.58%
Frontier Communications Corporation	8.13%	10-1-2018	$60,000	$61,425
GCI Incorporated	6.75	6-1-2021	125,000	128,125
Level 3 Financing Incorporated	5.13	5-1-2023	75,000	76,219
Level 3 Financing Incorporated	5.25	3-15-2026	50,000	51,125
Level 3 Financing Incorporated	5.38	8-15-2022	125,000	128,600
Level 3 Financing Incorporated	5.38	1-15-2024	50,000	51,110
Level 3 Financing Incorporated	5.38	5-1-2025	75,000	77,063
Level 3 Financing Incorporated	5.63	2-1-2023	65,000	66,950
Level 3 Financing Incorporated	6.13	1-15-2021	80,000	81,910

				722,527

Wireless Telecommunication Services: 0.82%
Sprint Capital Corporation	6.88	11-15-2028	425,000	467,500
Sprint Capital Corporation	8.75	3-15-2032	75,000	93,000
Sprint Communications Incorporated 144A	9.00	11-15-2018	25,000	27,000
T-Mobile USA Incorporated	4.00	4-15-2022	50,000	51,438
T-Mobile USA Incorporated	5.13	4-15-2025	25,000	26,258
T-Mobile USA Incorporated	5.38	4-15-2027	25,000	26,820
T-Mobile USA Incorporated	6.00	3-1-2023	25,000	26,344
T-Mobile USA Incorporated	6.13	1-15-2022	25,000	26,063
T-Mobile USA Incorporated	6.38	3-1-2025	145,000	156,147
T-Mobile USA Incorporated	6.50	1-15-2024	5,000	5,338
T-Mobile USA Incorporated	6.63	4-1-2023	35,000	36,881
T-Mobile USA Incorporated	6.84	4-28-2023	75,000	79,313

				1,022,102

Utilities: 1.32%

Gas Utilities: 0.06%
AmeriGas Partners LP	5.75	5-20-2027	75,000	75,750

Independent Power & Renewable Electricity Producers: 1.26%
Calpine Corporation 144A	6.00	1-15-2022	40,000	41,250
NSG Holdings LLC 144A	7.75	12-15-2025	379,650	409,073
Pattern Energy Group Incorporated 144A	5.88	2-1-2024	500,000	523,750
TerraForm Power Operating LLC 144A	6.38	2-1-2023	425,000	439,875
TerraForm Power Operating LLC 144A	6.63	6-15-2025	150,000	159,000

				1,572,948

Total Corporate Bonds and Notes (Cost $33,509,577)				34,861,182

Loans: 1.36%

Consumer Discretionary: 0.49%

Auto Components: 0.13%
Federal-Mogul Corporation (1 Month LIBOR +3.75%) ±	4.98	4-15-2021	157,058	157,524

Hotels, Restaurants & Leisure: 0.36%
CCM Merger Incorporated (1 Month LIBOR +2.75%) ±	3.99	8-8-2021	53,459	53,560
Montreign Operating Company (1 Month LIBOR +8.25%) ±	9.49	12-7-2022	400,000	403,000

				456,560

10	Wells Fargo Utilities and High Income Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Energy: 0.14%

Energy Equipment & Services: 0.03%
Panda Hummel Station (1 Month LIBOR +6.00%) ±‡	7.24%	10-27-2022	$42,991	$39,551

Oil, Gas & Consumable Fuels: 0.11%
Chesapeake Energy Corporation (3 Month LIBOR +7.50%) ±	8.81	8-23-2021	50,000	53,084
Ultra Resources Incorporated (3 Month LIBOR +3.00%) ±	4.31	4-12-2024	75,000	74,875

				127,959

Financials: 0.04%

Diversified Financial Services: 0.04%
American Beacon Advisors Incorporated (3 Month LIBOR +8.75%) ±‡	10.06	3-3-2023	50,000	50,000

Health Care: 0.02%

Health Care Providers & Services: 0.02%
Press Ganey Holdings Incorporated (1 Month LIBOR +7.25%) ±‡	8.49	10-21-2024	25,000	25,469

Industrials: 0.10%

Commercial Services & Supplies: 0.10%
Advantage Sales & Marketing LLC (3 Month LIBOR +6.50%) ±	7.80	7-25-2022	91,664	83,501
WASH Multifamily Laundry Systems LLC (1 Month LIBOR +3.25%) ±‡	4.49	5-14-2022	29,399	29,308
WASH Multifamily Laundry Systems LLC (1 Month LIBOR +7.00%) ±‡	8.24	5-12-2023	1,490	1,476
WASH Multifamily Laundry Systems LLC (1 Month LIBOR +7.00%) ±‡	8.24	5-14-2023	8,510	8,424

				122,709

Information Technology: 0.31%

Internet Software & Services: 0.31%
Ancestry.com Incorporated (1 Month LIBOR +3.25%) ±	4.48	10-19-2023	222,750	223,726
Ancestry.com Incorporated (1 Month LIBOR +8.25%) ±	9.49	10-19-2024	157,500	159,272

				382,998

Real Estate: 0.05%

Real Estate Management & Development: 0.05%
Capital Automotive LP (1 Month LIBOR +6.00%) ±	7.24	3-24-2025	64,450	65,095

Telecommunication Services: 0.17%

Diversified Telecommunication Services: 0.17%
Frontier Communications Corporation (1 Month LIBOR +3.75%) ±	4.99	6-15-2024	225,000	214,875

Utilities: 0.04%

Independent Power & Renewable Electricity Producers: 0.04%
Vistra Energy Corporation (1 Month LIBOR +2.75%) ±	3.98	12-14-2023	49,750	49,821

Total Loans (Cost $1,691,541)				1,692,561

Portfolio of investments—August 31, 2017	Wells Fargo Utilities and High Income Fund	11

Security name	Dividend yield		Shares	Value

Preferred Stocks: 8.96%

Utilities: 8.96%

Electric Utilities: 8.96%
Alabama Power Company	6.45%		45,588	$1,196,685
Alabama Power Company	6.50		63,923	1,661,998
Georgia Power Company	6.50		50,168	5,103,029
NSTAR Electric Company	4.78		8,830	922,183
The Connecticut Light & Power Company	5.28		12,000	636,000
The Connecticut Light & Power Company	6.56		12,000	655,876
Union Electric Company	4.56		10,000	1,002,500

Total Preferred Stocks (Cost $11,178,931)				11,178,271

		Expiration date
Rights: 0.02%

Utilities: 0.02%

Independent Power & Renewable Electricity Producers: 0.02%
Vistra Energy Corporation †		10-1-2024	23,978	26,376

Total Rights (Cost $26,376)				26,376

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 2.80%

Energy: 0.78%

Energy Equipment & Services: 0.17%
Ensco plc	5.75	10-1-2044	$330,000	212,025

Oil, Gas & Consumable Fuels: 0.61%
Baytex Energy Corporation 144A	5.13	6-1-2021	175,000	157,063
Baytex Energy Corporation 144A	5.63	6-1-2024	75,000	63,563
Griffin Coal Mining Company Limited 144A‡(a)†	9.50	12-1-2016	93,118	372
Teekay Corporation	8.50	1-15-2020	535,000	540,350

				761,348

Financials: 0.11%

Banks: 0.11%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	100,000	103,250
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	30,000	30,825

				134,075

Health Care: 0.79%

Pharmaceuticals: 0.79%
Valeant Pharmaceuticals International Incorporated 144A	5.50	3-1-2023	200,000	168,000
Valeant Pharmaceuticals International Incorporated 144A	5.63	12-1-2021	50,000	45,875
Valeant Pharmaceuticals International Incorporated 144A	5.88	5-15-2023	180,000	153,450
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	385,000	324,844
Valeant Pharmaceuticals International Incorporated 144A	6.38	10-15-2020	100,000	99,030

12	Wells Fargo Utilities and High Income Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Pharmaceuticals (continued)
Valeant Pharmaceuticals International Incorporated 144A	6.50%	3-15-2022	$25,000	$26,219
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2021	25,000	23,938
Valeant Pharmaceuticals International Incorporated 144A	7.00	3-15-2024	50,000	53,063
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	94,000	92,238

				986,657

Industrials: 0.51%

Building Products: 0.01%
Allegion plc	5.88	9-15-2023	15,000	16,088

Commercial Services & Supplies: 0.44%
GFL Environmental Incorporated 144A	5.63	5-1-2022	50,000	51,750
GFL Environmental Incorporated 144A	9.88	2-1-2021	50,000	53,750
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	425,000	442,000

				547,500

Machinery: 0.02%
Sensata Technologies BV 144A	5.00	10-1-2025	20,000	20,950

Professional Services: 0.04%
IHS Markit Limited 144A	4.75	2-15-2025	50,000	53,250

Materials: 0.06%

Containers & Packaging: 0.04%
Ardagh Packaging Finance plc 144A	7.25	5-15-2024	50,000	55,155

Metals & Mining: 0.02%
Novelis Corporation 144A	6.25	8-15-2024	25,000	26,406

Telecommunication Services: 0.55%

Diversified Telecommunication Services: 0.55%
Intelsat Jackson Holdings SA	5.50	8-1-2023	545,000	455,075
Intelsat Luxembourg SA	7.75	6-1-2021	200,000	126,690
Intelsat Luxembourg SA	8.13	6-1-2023	125,000	76,313
Virgin Media Finance plc 144A	6.38	4-15-2023	25,000	26,188

				684,266

Total Yankee Corporate Bonds and Notes (Cost $3,701,434)				3,497,720

	Yield		Shares
Short-Term Investments: 25.13%

Investment Companies: 25.13%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92		31,330,542	31,330,542

Total Short-Term Investments (Cost $31,330,542)				31,330,542

Total investments in securities (Cost $137,532,236)	127.60%	159,107,534
Other assets and liabilities, net	(27.60)	(34,414,762)

Total net assets	100.00%	$124,692,772

Portfolio of investments—August 31, 2017	Wells Fargo Utilities and High Income Fund	13

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

±	Variable rate investment. The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period
Investment companies - 25.13%
Wells Fargo Government Money Market Fund Select Class	11,972,808	107,717,610	88,359,876	31,330,542	$0	$0	$59,690	$31,330,542

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Utilities and High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Utilities and High Income Fund (the “Fund”), as of August 31, 2017, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended (collectively, the “financial statements”), the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of August 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with custodians and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the Wells Fargo Utilities and High Income Fund as of August 31, 2017, and the results of its operations and its cash flows for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

October 26, 2017

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF AUGUST 13, 2014

1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3. Responsibilities

(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

(b)	Funds Management Proxy Committee

(i)	Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii)	Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct ISS to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii)	Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv)	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v)	Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi)	Conflicts of Interest.

Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing ISS to vote in accordance with the recommendation ISS makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

(vii)	Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of ISS in exercising its proxy voting responsibilities.

(viii)	Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Erik Sens, Aldo Ceccarelli and Melissa Duller. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.	CASE-BY-CASE

THE FUNDS will vote against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

FOR

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

CASE-BY-CASE

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR

1. there is clear evidence of past abuse of the authority; or	AGAINST

2. the plan contains no safeguards against selective buy-backs. Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.	AGAINST

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:

3. plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by	AGAINST

Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	AGAINST

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	CASE-BY-CASE

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	FOR

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.	FOR

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

CASE-BY-CASE

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

4. the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments

THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits

The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing

The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

5.      arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum  payment of more than three times base salary plus retirement benefits;

6.      guarantees of benefits if a key employee voluntarily terminates;

7.      guarantees of benefits to employees lower than very senior management; and

8.      indemnification of liability for excise taxes.

CASE-BY-CASE

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

9.      anticipated financial and operating benefits;

10.    offer price (cost versus premium);

11.    prospects for the combined companies;

12.    how the deal was negotiated;

13.    changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.	CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

FOR

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis. Proposals may include, and are not limited to, the following issues:

14.    eliminating the need for annual meetings of mutual fund shareholders;

15.    entering into or extending investment advisory agreements and management contracts;

16.    permitting securities lending and participation in repurchase agreements;

17.    changing fees and expenses; and

18.    changing investment policies.

CASE-BY-CASE

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has over 38 years of investment industry experience. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has over 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has over 17 years of investment industry experience. He has served as an overlay portfolio manager and investment consultant. He holds a Master’s Degree from the University of Wisconsin – Milwaukee and Bachelor’s degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Aldo Ceccarelli, CFA

Mr. Ceccarelli has over 14 years of investment industry experience. He has served as a Fixed Income Analyst with responsibilities including portfolio manager selection and performance. He earned his bachelor’s degree in business administration with an emphasis in economics from Santa Clara University. He has has earned the right to use the CFA designation and is a member of the CFA Institute and the CFA society of San Francisco.

Melissa Duller, CIMA, CFA

Ms. Duller has over 16 years of experience in the investment industry. She has served as an investment analyst, provides oversight for domestic equity strategies and assists with investment communications for core equity mutual funds, sector specific mutual funds, and closed-end funds. She has also provided research and communications for growth equity and international equity strategies as well as short-term and tax advantaged fixed income products. In addition, she has served as a regional investment manager for high net worth individuals, personal trusts, and charitable foundations.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Timothy O’Brien

Mr. O’Brien is a managing partner at Crow Point Partners LLC. Prior to founding Crow Point in 2006, he was a managing director and senior portfolio manager with the Value Equity team of Evergreen Investments’ Equity Management group. Mr. O’Brien has been in the investment management industry since 1983.

Kandarp Acharya, CFA, FRM

Mr. Acharya is a senior portfolio manager on the Wells Capital Management Solutions team. He joined WellsCap in 2013 from Wells Fargo’s Wealth Management Group (WMG) where he led their Advanced Analytics and Quantitative Research Group. At WMG, he led the development of RiskOptics, a patent-pending multi-asset risk model, as well as the development and implementation of quantitative tactical allocation models as a member of their Asset Allocation Committee. Earlier in his career, Kandarp served in various capacities at Strong Capital Management, including fixed income research, risk management, and overlay portfolio management. He earned his bachelor’s degree in electronics engineering from the Maharaja Sayajirao University in India, master’s degree in electrical and computer engineering from Marquette University, and a master’s in business administration from the University of Chicago. Kandarp has earned the right to use the CFA and FRM designations.

Christian Chan, CFA

Mr. Chan is the head of the Customized Investment Solutions team at Wells Capital Management. In this capacity, he develops and manages multi-asset investment solutions for institutional clients. Christian joined WellsCap in 2013 from Wells Fargo Funds Management where he served as the head of investments since 2002. Prior to this, he worked as director of investments at mPower Advisors, LLC and as a senior analyst with Asset Strategy Consulting. Christian has been in the investment industry since 1997. He earned his bachelor’s degree in American studies from the University of California, Los Angeles. He has earned the right to use the CFA designation.

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

Janet S. Rilling, CFA, CPA

Mrs. Rilling is a senior portfolio manager for the Wells Capital Management Fixed Income team. She joined Wells Capital Management from Strong Capital Management in 2005. Janet began her investment industry career in 1995, joining Strong as a research analyst and then becoming a portfolio manager in 2000. Prior to joining Strong, she was an auditor with Coopers & Lybrand for three years, specializing in the manufacturing and financial services industries. She earned a bachelor’s degree in accounting and finance and a master’s degree in finance from the University of Wisconsin, Madison. Janet is a Certified Public Accountant and has earned the right to use the CFA designation.

Michael Bray, CFA

Mr. Bray is the managing director of taxable fixed income and senior portfolio manager for the Wells Capital Management Fixed Income team. He began his investment industry career in 1988. Prior to joining Wells Capital Management in 2005, he was managing director at State Street Research and Management, focusing on mutual fund and institutional account management. He also gained experience while with Merrill Lynch & Company as vice president of mortgage securities research and sales. Earlier, he was an analyst with Manufacturers Hanover Company, specializing in mortgage and derivative securities. Michael earned a bachelor’s degree in math and actuarial science from the University of Connecticut, Storrs, and a master’s degree in business administration with an emphasis in finance from The Pennsylvania State University. He has earned the right to use the CFA designation.

Christopher Y. Kauffman, CFA

Mr. Kauffman is a portfolio manager for the Wells Capital Management Fixed Income team. He joined WellsCap from Tattersall Advisory Group (TAG), where he served in a similar role since 2003. He began his investment industry career in 1997 as an investment officer for NISA Investment Advisors, where he was responsible for MBS analysis, risk assessment, and trading. He earned a bachelor’s degree in finance and economics and a master’s degree in business administration with an emphasis in finance from Washington University in St. Louis. He has earned the right to use the CFA designation and is a member of the St. Louis Society of Financial Analysts and the CFA Institute.

Anthony Norris

Mr. Norris is a managing director and senior portfolio manager with the First International Advisors team at Wells Capital Management. Tony is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include developing investment strategies, macro-portfolio allocation, portfolio positioning, and risk management. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1990. Previously, he spent several years in banking, with particular emphasis on foreign exchange. Tony served in senior executive positions at Reserve Asset Managers and Gillett Brothers Fund Management. He began his investment industry career in 1967 at Wallace Brothers Bank. He is a member of the Society of Technical Analysts and is an associate of the International Federation of Technical Analysts.

Peter Wilson

Mr. Wilson is a managing director and senior portfolio manager with the First International Advisors team at Wells Capital Management. Peter is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include macro-portfolio allocation, portfolio positioning, and risk management. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1989. Previously, he served as treasurer and portfolio manager for Axe-Houghton, vice president at Bankers Trust in London and New York, and portfolio manager at Merchant Bankers Kleinwort Benson Ltd. Peter began his investment industry career in 1978 at international stockbrokers James Capel & Co. He was educated in Canada, Hong Kong, and England.

Michael Lee

Mr. Lee is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Mike is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include the day-to-day management and implementation of portfolio strategies. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1992. Prior to this, he worked at Northern Trust Co. Earlier, he held investment positions at JPMorganChase and National Westminster Bank. Michael began his investment industry career in 1982. He is a member of the U.K. Society of Investment Professionals.

Alex Perrin

Mr. Perrin is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Alex is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include developing investment strategies, macro-portfolio allocation, portfolio positioning, and risk management. He joined First International Advisors in 1992. Alex earned a bachelor’s degree in mathematics and computer science from Hull University in the U.K. He is a member of the Society of Technical Analysts and an Associate Member of the U.K. Society of Investment Professionals.

Christopher Wightman

Mr. Wightman is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Chris is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include macro-portfolio allocation, portfolio positioning, and risk management. He joined First International Advisors in 2011 from JP Morgan Chase, where he served as a senior investment manager specializing in global fixed income strategies. Earlier, Chris served as a senior fixed income trader at Fidelity International. He began his investment industry career in 1997 as a Graduate Analyst at Morgan Stanley. Chris earned a B.A. (Hons) in business studies at Staffordshire University (UK).

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended August 31, 2017.

Timothy O’Brien

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	2	0	0
Total assets of above accounts (millions)	$735.0	$0	$0
performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Niklas Nordenfelt

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	5	4	13
Total assets of above accounts (millions)	$1,726.0	$421.5	$1.571.5
performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Philip Susser

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	5	4	13
Total assets of above accounts (millions)	$1,726.0	$421.5	$1,571.5
performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

First International Advisors

First International Advisors’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, First International Advisors has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Crow Point.

Crow Point manages other investment vehicles, including some that may have investment objectives and strategies similar to the Fund’s. The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to, for example, an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that the Fund’s advisor or subadvisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, Crow Point has policies and procedures that attempt to address the various potential conflicts of interest described above. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

All employees of Crow Point are bound by the company’s Code of Ethics and compliance policies and procedures. Crow Point’s chief compliance officer monitors and reviews compliance regularly. Crow Point’s Code of Ethics and compliance procedures have been reviewed and accepted by Wells Fargo Funds Management. In addition, side-by-side trading rules have been agreed between Wells Fargo Funds Management and Crow Point as part of existing sub-advisory arrangements which are intended to ensure that shareholders of the sub-advised Wells Fargo funds are treated equitably by Crow Point with respect to investments, trading and allocations.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

First International Advisors Compensation. The compensation structure for First International Advisors’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (First International Advisors utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3-and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Crow Point. Portfolio managers at Crow Point are paid a fixed salary and participate in the profits of the firm in proportion to their equity ownership in the firm.

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of August 31, 2017:

Timothy O’Brien	none
Niklas Nordenfelt	none
Phil Susser	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Utilities and High Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Utilities and High Income Fund

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	October 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Utilities and High Income Fund

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	October 26, 2017

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	October 26, 2017